Exhibit 99.4

COGNOS INCORPORATED

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cognos Incorporated (the “Company”) on Form 10-K for the fiscal year ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tom Manley, Senior Vice President Finance & Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

       (1) The Report fully complies with the requirements of section 13(a) or15(d) of the Securities Exchange Act of 1934, as amended; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 23, 2003	/s/ Tom Manley

Date	Tom Manley
Senior Vice President, Finance &
Administration and Chief Financial Officer
(Principal Financial Officer and Chief Accounting
Officer)

A signed original of this written statement required by Section 906 has been provided to Cognos Incorporated and will be retained by Cognos Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.

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